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
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND



                                 COHEN & STEERS SPECIAL EQUITY            SEE REVERSE SIDE FOR
                                          FUND, INC.                       CERTAIN DEFINITIONS
                                    SHARES OF COMMON STOCK
                                     PAR VALUE $.001 EACH



This is to Certify that_______________________________________________________ is the owner of

_______________________________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness,  the seal of the Corporation and the signatures of its duly authorized officers.

Dated:




_______________________________________________________________                _________________________________
                           SECRETARY/TREASURER                                              PRESIDENT

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
        NOTICE:  THE SIGNATURE TO THIS  ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE  CERTIFICATE  IN EVERY  PARTICULAR  WITHOUT  ALTERATION  OR  ENLARGEMENT  OR ANY  CHANGE
WHATEVER.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM        -  as tenants in common                        UNIF GIFT MIN ACT                      Custodian
                                                                                ---    -----------------------------------
TEN ENT        -  as tenants by the entireties                                           (Cust)              (Minor)

JT TEN         -  as joint tenants with right of                                       under Uniform Gifts to Minors
                  survivorship and not as tenants in common                            Act  _______________________________
                                                                                                       (State)


For value received ________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------


-------------------------------






________________________________________________________________________________________________________________


________________________________________________________________________________________________________________
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________________________________________


________________________________________________________________________________________________________________


_________________________________________________________________________________________________________ Shares
represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated __________________  19 ___

        In presence of


________________________________________________________________________________________________________________

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